SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              -------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) October 29, 2002

                        --------------------------------

                               Masco Corporation
               (Exact name of Registrant as Specified in Charter)


          Delaware                      1-5794                  38-1794485
          --------                      ------                  ----------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


       21001 Van Born Road, Taylor, Michigan                   48180
       -------------------------------------                   -----
      (Address of Principal Executive Offices)               (Zip Code)


                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code


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     Item 5. Other Events

     On October 29, 2002 the Company issued a press release announcing preliminary settlement of certain previously reported class action litigation relating to products formerly manufactured by the Company's Behr Process Corporation subsidiary, reaffirming third quarter earnings guidance and announcing its third quarter 2002 conference call. A copy of the press release is included as Exhibit 99.

     Item 7. Financial Statements, Pro Forma Financial Information and
             Exhibits.

     (c) Exhibits

           99   Press Release dated October 29, 2002



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MASCO CORPORATION


                                          By: /s/ Timothy Wadhams
                                             -------------------------------
                                             Name:  Timothy Wadhams
                                             Title: Vice President - Chief
                                                      Financial Officer


October 29, 2002


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                                 EXHIBIT INDEX


     99 Press Release dated October 29, 2002.